UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2011

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 95.4%
Education - 17.4%
Adams County, PA, IDA Revenue, Gettysburg College	5.875%	8/15/21	$7,500,000	$7,883,625
Allegheny County, PA, Higher Education Building Authority, University Revenue, Carnegie Mellon University	5.250%	3/1/32	1,190,000	1,193,273
Cumberland County, PA, Municipal Authority College Revenue, AICUP Financing Program, Dickinson College	5.000%	11/1/39	1,210,000	1,255,907
Lehigh County, PA, General Purpose Authority Revenues:
Muhlenberg College Project	5.250%	2/1/34	1,075,000	1,149,519
Muhlenberg College Project	5.250%	2/1/39	3,615,000	3,840,504
Lycoming County, PA, Authority College Revenue:
Pennsylvania College of Technology, AMBAC	5.125%	5/1/22	1,000,000	1,000,830
Pennsylvania College of Technology, AMBAC	5.250%	5/1/32	1,000,000	1,000,000
Pennsylvania State Higher EFA Revenue:
Clarion University Foundation Inc., XLCA	5.250%	7/1/18	1,000,000	997,280
Drexel University	5.000%	5/1/31	10,000,000	10,556,000
Widener University	5.000%	7/15/20	3,000,000	3,025,380
Pennsylvania State University, Refunding	5.250%	3/1/18	1,000,000	1,049,640
Pennsylvania State, Public School Building Authority, Community College Revenue, Community College of Philadelphia Project	6.000%	6/15/28	8,000,000	8,920,560
Snyder County, PA, Higher Education Authority, University Revenue, Susquehanna University Project	5.000%	1/1/38	2,000,000	2,060,260
State Public School Building Authority, College Revenue, Delaware County Community College Project, AGM	5.000%	10/1/27	1,250,000	1,362,987
Washington County, PA, IDA, College Revenue, Washington and Jefferson College	5.000%	11/1/36	3,700,000	3,803,711

Total Education				49,099,476

Health Care - 18.5%
Allegheny County, PA, Hospital Development Authority Revenue:
Health Center-UPMC Health, NATL	6.000%	7/1/24	1,000,000	1,234,010
Health Center-UPMC Health, NATL	6.000%	7/1/26	2,250,000	2,766,398
Centre County, PA, Hospital Authority Revenue, Mount Nittany Medical Center Project, AGM	6.125%	11/15/39	2,000,000	2,079,120
Chester County, PA, HEFA, Health System Revenue	5.000%	5/15/40	7,500,000	7,790,250
Lancaster County, PA, Hospital Authority Revenue, Health Systems, Lancaster General Hospital	5.000%	3/15/31	5,195,000	5,347,733
Lebanon County, PA, Health Facilities Authority Revenue, Good Samaritan Hospital Project	6.000%	11/15/35	500,000	476,240
Mckean County, PA, Hospital Authority Revenue, Bradford Hospital Project, ACA	5.000%	10/1/18	1,265,000	1,081,310
Monroe County, PA, Hospital Authority Revenue, Pocono Medical Center	5.125%	1/1/37	3,000,000	3,011,100
Montgomery County, PA, Higher Education & Health Authority, Hospital Revenue, Abington Memorial Hospital	5.125%	6/1/33	6,000,000	6,187,920
Montgomery County, PA, IDA, Retirement Community Revenue, Acts Retirement-Life Communities Inc.	6.250%	11/15/29	715,000	750,657
Northampton County, PA, IDA Revenue, Mortgage Moravian Hall Square Project, Radian	5.500%	7/1/19	1,000,000	1,008,410

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - continued
Pennsylvania Economic Development Financing Authority, Health Systems Revenue, Albert Einstein Healthcare	6.250%	10/15/23	$4,000,000	$4,294,600
Pennsylvania State Higher EFA Revenue:
University of Pennsylvania Health Systems Revenue	5.750%	8/15/41	2,000,000	2,201,420
University of Pittsburgh Medical Center	5.000%	5/15/31	8,000,000	8,372,240
Potter County, PA, Hospital Authority Revenue, Charles Cole Memorial Hospital, Radian	6.050%	8/1/24	525,000	504,887
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project	6.700%	5/1/24	1,075,000	1,078,773
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.000%	11/15/40	4,000,000	4,039,680

Total Health Care				52,224,748

Industrial Revenue - 13.9%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	3,000,000	3,138,510
Delaware County, PA, IDA Revenue, Resources Recovery Facilities	6.200%	7/1/19	1,000,000	1,000,220
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue, Shipping Port	3.375%	7/1/15	13,000,000	13,316,420	(a)
Pennsylvania Economic Development Financing Authority, Water Facility Revenue, American Water Co. Project	6.200%	4/1/39	9,000,000	10,089,000
Pennsylvania State, IDA Revenue, Economic Development	5.500%	7/1/23	2,500,000	2,828,250
Philadelphia, PA, Authority for IDR, AMBAC	5.250%	7/1/31	500,000	477,685
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	8,000,000	8,242,640

Total Industrial Revenue				39,092,725

Leasing - 5.1%
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, AMBAC	5.500%	8/1/28	1,000,000	1,112,170
New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project	6.500%	6/1/25	1,560,000	1,479,769
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	11,500,000	11,898,475

Total Leasing				14,490,414

Local General Obligation - 5.8%
Athens, PA, Area School District, GO, FGIC	5.500%	4/15/16	825,000	825,000
Greater Johnstown, PA, School District, GO, NATL	5.500%	8/1/18	1,000,000	1,003,790
Lackawanna County, PA, GO, AGM	5.875%	9/15/30	4,375,000	4,697,525
Lackawanna County, PA, GO, AGM	6.000%	9/15/32	2,730,000	2,936,661
Lower Merion, PA, School District, GO	5.000%	5/15/17	2,000,000	2,103,100
Northeastern York, PA, School District, GO, NATL/FGIC	5.000%	4/1/30	2,000,000	2,120,720
Philadelphia, PA, School District, GO, Refunding, AMBAC	5.000%	8/1/17	500,000	544,600
Scranton, PA, School District, GO, AGM	5.000%	7/15/38	2,000,000	2,088,740

Total Local General Obligation				16,320,136

Power - 4.1%
Philadelphia, PA, Gas Works Revenue, General Ordinance, AMBAC	5.000%	10/1/18	3,920,000	4,387,342

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Power - continued
Puerto Rico Electric Power Authority, Power Revenue	5.250%	7/1/40	$7,000,000	$7,173,320

Total Power				11,560,662

Pre-Refunded/Escrowed to Maturity - 10.9%
Bethlehem, PA, Area School District, GO, FGIC	5.375%	3/15/20	2,000,000	2,019,700	(b)
Butler County, PA, GO, FGIC	5.250%	7/15/23	500,000	537,300	(b)
Central Bucks, PA, School District, FGIC	5.500%	5/15/19	1,930,000	1,966,902	(b)
Central Dauphin, PA, School District, GO, NATL	6.000%	2/1/18	1,000,000	1,206,590	(b)
Chester County, PA, GO	5.000%	9/1/15	1,280,000	1,288,486	(b)
Coatesville, PA, Water Guaranteed Revenue	6.250%	10/15/13	30,000	31,998	(c)
Conneaut, PA, School District, GO, AMBAC	9.500%	5/1/12	10,000	10,289	(c)
Delaware River Joint Toll Bridge Commission, Bridge Revenue	5.250%	7/1/18	570,000	611,439	(b)
Grove City, PA, Area Hospital Authority Revenue, Woodland Place Project, NATL/FGIC	5.500%	3/1/25	1,255,000	1,265,241	(b)
Harrisburg, PA, Redevelopment Authority, First Mortgage, Office Building	6.750%	5/15/25	1,065,000	1,074,031	(b)
Hopewell Township, PA, Special Obligation	10.600%	5/1/13	35,000	36,494	(c)
Pennsylvania Convention Center Authority Revenue, FGIC	6.000%	9/1/19	1,000,000	1,266,990	(c)
Pennsylvania State Turnpike Commission, Oil Franchise Tax Revenue:
AMBAC	5.250%	12/1/16	1,365,000	1,465,532	(c)
NATL	5.250%	12/1/17	1,000,000	1,091,770	(b)
Pennsylvania State, GO	5.250%	2/1/19	1,000,000	1,003,640	(b)
Philadelphia, PA, Gas Works Revenue, NATL	7.000%	5/15/20	360,000	443,560	(c)
Philadelphia, PA, School District, GO:
AGM	5.500%	2/1/31	1,000,000	1,003,820	(b)
FGIC	5.625%	8/1/15	1,700,000	1,752,411	(b)
Philadelphia, PA, Water & Wastewater Revenue, FGIC	5.375%	11/1/20	2,000,000	2,084,480	(b)
Pittsburgh, PA, GO, AMBAC	5.250%	9/1/22	1,660,000	1,673,031	(b)
St. Mary’s Hospital Authority, Health System Revenue, Catholic Health East	5.500%	11/15/24	1,000,000	1,130,850	(b)
State Public School Building Authority, School Revenue, Lease Daniel Boone School District Project, NATL	5.000%	4/1/22	1,000,000	1,055,370	(b)
Swarthmore Boro Authority, PA, College Revenue	5.250%	9/15/20	2,000,000	2,070,340	(b)
Westmoreland County, PA, GO:
Capital Appreciation, AMBAC	0.000%	8/1/13	2,000,000	1,975,060	(c)
Capital Appreciation, AMBAC	0.000%	8/1/14	1,000,000	974,420	(c)
Wilkes-Barre, PA, Area School District, GO, NATL	5.250%	4/1/22	1,460,000	1,615,242	(b)

Total Pre-Refunded/Escrowed to Maturity				30,654,986

Special Tax Obligation - 7.1%
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	3,000,000	3,248,280
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	6,000,000	6,278,580
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	8,000,000	8,486,160
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	1,000,000	1,095,990
Virgin Islands Public Finance Authority Revenue, Senior Lien, Capital Projects	5.000%	10/1/39	1,000,000	986,630

Total Special Tax Obligation				20,095,640

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Transportation - 8.5%
Dauphin County, PA, General Authority Revenue, Office & Parking, Riverfront Office Center Project	6.000%	1/1/25	$1,380,000	$1,125,818
Delaware River Joint Toll Bridge Commission, Bridge Revenue	5.250%	7/1/18	430,000	449,363
Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge Revenue	5.000%	7/1/22	2,845,000	2,938,600
Delaware River Joint Toll Bridge Commission, Pennsylvania Bridge Revenue	5.000%	7/1/23	2,000,000	2,059,280
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	4,000,000	4,111,320
Pennsylvania State Turnpike Commission Revenue	5.250%	6/1/36	6,000,000	6,200,520
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	4,000,000	4,159,600
Pennsylvania State Turnpike Commission Revenue, AGM	5.000%	6/1/39	2,800,000	2,910,460	(d)

Total Transportation				23,954,961

Water & Sewer - 4.1%
Erie, PA, Water Authority Revenue, AGM	5.000%	12/1/43	7,000,000	7,298,270
Luzerne County, PA, IDA, Water Facility Revenue, American Water Co.	5.500%	12/1/39	2,000,000	2,149,620
Philadelphia, PA, Water & Wastewater Revenue, Refunding, AMBAC	5.000%	8/1/22	2,000,000	2,214,620

Total Water & Sewer				11,662,510

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $253,987,335)				269,156,258

SHORT-TERM INVESTMENTS - 3.4%
General Obligation - 0.0%
Montgomery County, PA , GO, SPA-PNC Bank N.A.	0.060%	8/15/24	100,000	100,000	(e)(f)

Health Care - 3.4%
Delaware County Authority, PA, Dunwoody Village Inc., LOC-Citizens Bank of PA	0.100%	4/1/30	200,000	200,000	(e)(f)
Geisinger Authority, PA, Health System Revenue:
Geisinger Health System, SPA-Bank of America N.A.	0.020%	5/15/35	3,250,000	3,250,000	(e)(f)
Geisinger Health System, SPA-JPMorgan Chase	0.020%	6/1/41	1,420,000	1,420,000	(e)(f)
Geisinger Health System, SPA-PNC Bank N.A.	0.040%	8/1/28	1,000,000	1,000,000	(e)(f)
Philadelphia, PA, Hospitals and Higher EFA Revenue, Children’s Hospital Philadelphia, SPA-Bank of America	0.050%	2/15/21	1,600,000	1,600,000	(e)(f)
Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Hospital Revenue, Children’s Hospital Philadelphia, SPA-Bank of America N.A.	0.050%	7/1/41	800,000	800,000	(e)(f)
Philadelphia, PA, Hospitals & Higher EFA, Revenue, Children’s Hospital Project, SPA-JPMorgan Chase	0.050%	2/15/14	300,000	300,000	(e)(f)
Philadelphia, PA, Hospitals and Higher EFA, Children’s Hospital Project, SPA-JPMorgan Chase & Westdeutsche Landesbank	0.050%	7/1/22	1,000,000	1,000,000	(e)(f)

Total Health Care				9,570,000

Industrial Development - 0.0%
Beaver County, PA, IDA, Pennsylvania Electric Co. Project, LOC-UBS AG	0.030%	11/1/25	100,000	100,000	(e)(f)

TOTAL SHORT-TERM INVESTMENTS (Cost - $9,770,000)				9,770,000

TOTAL INVESTMENTS - 98.8% (Cost - $263,757,335#)				278,926,258
Other Assets in Excess of Liabilities - 1.2%				3,281,325

TOTAL NET ASSETS - 100.0%				$282,207,583

(a)	Maturity date shown represents the mandatory tender date.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2011

(b)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(f)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
Radian	— Radian Asset Assurance - Insured Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
XLCA	— XL Capital Assurance Inc. - Insured Bonds

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	2.0%
AA/Aa	30.6
A	45.3
BBB/Baa	10.4
BB/Ba	1.9
A-1/VMIG 1	3.5
NR	6.3

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See pages 6 through 9 for definitions of ratings.

See Notes to Schedule of Investments.

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Bond Ratings (continued)

Long-term security ratings (unaudited) (cont’d)

Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.

C — Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA — Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Default is a real possibility.

CC — Default of some kind appears probable.

C — Default is imminent or inevitable, or the issuer is in standstill.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Bond Ratings (continued)

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1 — A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1 — Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Bond Ratings (continued)

Short-term security ratings (unaudited) (cont’d)

Moody’s Short-Term Municipal Obligations Ratings

MIG 1 — Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1 — Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.

P-2 — Have a strong ability to repay short-term debt obligations.

P-3 — Have an acceptable ability to repay short-term debt obligations.

NP — Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1 — Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.

F3 — Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.

B — Fitch rating indicating minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term changes in financial and economic conditions.

C — Fitch rating indicating default is a real possibility.

NR — Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Pennsylvania Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$269,156,258	—	$269,156,258
Short-term investments†	—	9,770,000	—	9,770,000

Total investments	—	$278,926,258	—	$278,926,258

Other financial instruments:
Futures contracts	$22,722	—	—	$22,722

Total investments	$22,722	$278,926,258	—	$278,948,980

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Pennsylvania, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting Pennsylvania.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,714,277
Gross unrealized depreciation	(545,354)

Net unrealized appreciation	$15,168,923

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 30-Year Bonds	38	3/12	$5,518,595	$5,502,875	$15,720
U.S. Treasury Ultra Long-Term Bonds	9	3/12	1,448,690	1,441,688	7,002

Net unrealized gain on open futures contracts					$22,722

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2011.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation
Interest Rate	$22,722

During the period ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$4,673,300

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: February 28, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: February 28, 2012